--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

Dear Shareholder:

  We are pleased to present to you the Quarterly Report of The United Kingdom Fund Inc. (the "Fund"). On June 30, 1998, the end of the period under review, the Fund had net assets of $69.6 million. This represents a net asset value per share of $17.35, with an average annual return of 11.41% from its initial value in August 1987 after taking into account underwriting discounts, commissions, offering expenses and distributions. This compares with an average annual return of 12.33% for the FTSE All-Share Index over the same time period. At the end of the period under review, the Fund was quoted at $14.75 per share on the New York Stock Exchange, which represents a 14.99% discount to the Fund's net asset value per share and an average annual return of 9.28% from its initial value, assuming reinvestment of dividends and distributions.

  During the 12 weeks prior to March 31, 1998, the Fund traded on the New York Stock Exchange at an average discount of 11.25%. Consequently, in accordance with the Fund's charter, a proposal to convert the Fund to an open-end investment company will be submitted to shareholders at the next annual meeting on September 15, 1998 for their consideration.

  We also enclose an investment review and United Kingdom market outlook together with a summary of the major portfolio investments.

                                Yours sincerely,

    /s/ Anthony M. Solomon         /s/ J. Loughlin Callahan

      Anthony M. Solomon             J. Loughlin Callahan
    Chairman of the Board          President and Treasurer

--------------------------------------------------------------------------------

                          REPORT OF INVESTMENT MANAGER
--------------------------------------------------------------------------------

INVESTMENT REVIEW

  During the second quarter of 1998, your Fund experienced a decrease in net asset value of 1.43%, which compared with a decrease of 1.16% in the value of the FTSE All-Share Index. These results are recorded in total return and US dollar-based terms.

  Over the period, the equity market consolidated on the gains it had made in the first quarter. Continued buying by overseas investors again favored the growth stocks which had performed well in the first quarter. Although in the earlier part of the period the manufacturing sectors had returned to favor on the prospects for European growth, this was very short-lived as base rates were increased to 7.5% and sterling strengthened.

  There was a continued re-rating of those stocks which were felt to be relatively immune to the slowdown in economic growth. These included major international stocks and public transport companies, as well as smaller computer and business services companies, which enjoyed very favorable trading conditions as companies prepared for EMU and year 2000 compliance.

  There was a sharp divergence in the performance of individual sectors. Domestic and cyclical sectors had a roller-coaster ride with a strong rise in April and May followed by a sharp drop in June to end the quarter lower overall. In contrast, defensive growth shares were scaled back. The best performing sectors were telecommunications, transport and support services, with the performance of mobile and cable telephone stocks being outstanding. Other strong performers included Glaxo Wellcome and Unilever, which saw renewed overseas buying.

  The deteriorating state of the Asian economies and the move by the UK manufacturing sector into recession impacted on a number of sectors. The worse performing sector was extractive industries, where reduced global growth expectations continued to depress metal prices. The leisure and hotels industry also fared badly, with the unseasonably poor summer weather resulting in downgrades and profit-taking. The financial sector was hit by the rise in interest rates and the weakness of the Hong Kong market, which particularly depressed HSBC Holdings and Standard Chartered. Sterling-sensitive sectors such as chemicals, engineering and building materials, fell sharply in June, resulting in under-performance over the quarter.

  The Fund's and the FTSE All-Share Index's sector weightings expressed as a percentage of total equities held at June 30, 1998 are outlined below:

                                                                   % OF FTSE
                                                       % U.K       ALL-SHARE
                                                       FUND          INDEX
                                                    -----------  -------------
Mineral Extraction................................         5.2           8.4
General Industrials...............................        21.5          11.0
Consumer Goods....................................        30.0          18.6
Services..........................................         8.1          30.3
Utilities.........................................        18.4           5.3
Finance...........................................        16.8          23.5
Investment Trusts.................................         0.0           2.9

ECONOMIC & MARKET OUTLOOK

  The UK equity market has consolidated, following its surprisingly strong start to 1998. Much of the advance has been driven by US investors pursuing pan-European themes as an alternative to investing in Far Eastern markets where the underlying economies are facing immense structural problems. There is evidence, however, that these investment flows are now predominantly directed towards Continental Europe to take advantage of the launch of the Euro and to benefit from recovering European economies. Overseas interest in UK equities now appears to be confined to those companies with a high likelihood of showing revenue growth over the next twelve months.

  The UK economy is slowing significantly, as the impact of high sterling and increased interest rates take effect. The director-general of the British Chamber of Commerce has referred to a "manufacturing meltdown" as export orders reach a six year low. Life for industrial companies has been made difficult by falling productivity and additional spending on computer systems at a time of depressed demand because of strong sterling and the Asian crisis. Elsewhere, the retailing sector has suffered during June because of poor weather and the impact of recent mortgage rate increases. In the financial sector, the retail banks are being affected by reduced demand for mortgages and the threat of rising bad debts as the housing market slows and unemployment starts to rise.

  The range of sectors immune from economic slowdown is diminishing, which is leading to exaggerated movements in those stocks which can continue to demonstrate strong revenue and earnings growth. Even though UK institutional cashflow into UK equities is now negligible, companies continue to re-purchase their own shares at an annualized rate of over L10 billion. UK companies are generally reluctant to issue equity for acquisitions, especially for US or European businesses, where high ratings would lead to earnings dilution. There may be opportunities for some companies to acquire investments in the Asian region at attractive prices. We anticipate that new equity issues will remain scarce and that corporate buying will lend support to equity prices.

  The next few months will again be a testing time for the UK equity market, with continued wide divergence in the performance of individual stocks and sectors. Caution will remain the order of the day, with an emphasis on avoiding companies vulnerable to a downturn in current trading, although some of the stretched valuations for growth stocks could also come under pressure.

YEAR 2000 COMPLIANCE DISCLOSURE

  Many computer systems and other electronically controlled equipment used by companies and other business organizations throughout the world express dates using only the last two digits of the year, and thus will require modification or replacement to accommodate the Year 2000 and beyond in order to avoid malfunctions and consequential widespread commercial disruption.

  The Fund could be adversely affected if the computer systems and equipment used by its service providers or the companies in which it invests, or other organizations with which any of them deal, do not properly address this problem before January 1, 2000. The strategy of the Investment Manager and Investment Adviser is to ensure that the computer systems and equipment it uses are adequate to deal with Year 2000 issues and to seek the same of its suppliers and the Fund's other service providers.

--------------------------------------------------------------------------------

                               PORTFOLIO SUMMARY
--------------------------------------------------------------------------------

  The strategy over the quarter was to realize profits on some of the smaller company holdings and to reinvest the proceeds in companies with strong near-term prospects. We sold Cape following management changes and took profits on Hall Engineering Holdings before the difficult trading conditions in the steel industry were fully appreciated. We also substantially reduced Scholl following its merger with Seton Healthcare.

  New holdings included Vickers, which has recently sold its Rolls-Royce Motor Cars subsidiary to Volkswagen and is focusing on its defense and marine engineering businesses. We also purchased Alpha Airports Group which supplies passenger, baggage handling, catering and other aviation-related services to airlines. The holdings in British Telecom and SmithKline Beecham were increased.

  The Fund's ten largest equity holdings as of June 30, 1998 were:

  GLAXO WELLCOME

     Market Price as of 06/30/98.................................   1799p
     Prospective Earnings per share (to December 1998)...........   52.0p
     Prospective Earnings Multiple...............................   34.6x

  Glaxo Wellcome is the largest stock in the UK equity market. It is a leading international pharmaceuticals company, with important drugs in many therapeutic areas. Two of its previous best-selling drugs, Zantac and Zovirax continue to decline following the expiration of their US patents, but sales growth in the respiratory, HIV and central nervous system therapy areas remains strong. Although highly rated, Glaxo Wellcome is expected to show steady earnings growth.

  BARCLAYS

     Market Price as of 06/30/98.................................   1728p
     Prospective Earnings per share (to December 1998)...........  116.4p
     Prospective Earnings Multiple...............................   14.8x

  Barclays has shown a strong recovery in banking profits following a reduction in bad debts and success in controlling costs through branch closures and centralization of service functions. We believe that substantial further cost savings can be achieved through the introduction of new technology and accompanying staff reductions. Barclays has recently completed the sale of BZW, its securities arm, which has released significant capital on which a higher return can be achieved. Barclays has bought back its own shares on a regular basis and we expect a continued focus on improving shareholder value.

  NATIONAL WESTMINSTER BANK

     Market Price as of 06/30/98.................................   1071p
     Prospective Earnings per share (to December 1998)...........   70.6p
     Prospective Earnings Multiple...............................   15.2x

  National Westminster Bank is a leading retail bank in the UK Like other clearing banks, it is undergoing a strategy of branch closures and reductions in its workforce through the establishment of new processing centers. It has recently reorganized its remaining investment banking activities, having sold its securities operation to Bankers Trust. The release of capital from this sale leaves scope for a share buyback, which could significantly improve the return on equity. Profits are expected to continue their steady growth, helped by low bad debts and increasing fee income. As the smallest of the four English clearing banks, National Westminster Bank is a likely participant in any consolidation of the UK banking sector.

  BRITISH PETROLEUM

     Market Price as of 06/30/98.................................    874p
     Prospective Earnings per share (to December 1998)...........   46.2p
     Prospective Earnings Multiple...............................   18.9x

  British Petroleum ("BP") is a leading international oil company with a substantial exploration and production profile. BP continues to develop its oil production interests in the Gulf of Mexico, Colombia and the region West of Shetlands. It is also a participant in offshore Angolan prospects, along with Exxon. Profits are highly geared to oil prices, which have recently been depressed. Strong cash flow from the company will see a continued reduction in the level of borrowings and we expect excellent dividend progression.

  SHELL TRANSPORT & TRADING

     Market Price as of 06/30/98.................................    422p
     Prospective Earnings per share (to December 1998)...........   20.2p
     Prospective Earnings Multiple...............................   20.9x

  Shell Transport & Trading is a leading oil company with substantial production, refining and petrochemical activities. Profits from oil exploration and production are expected to grow, despite the recent fall in the price of crude oil. Cash flow remains highly positive, despite a substantial increase in exploration expenditure and we continue to expect strong dividend progression for at least the next two years.

  ALLIED DOMECQ

     Market Price as of 06/30/98.................................    563p
     Prospective Earnings per share (to August 1998).............   40.3p
     Prospective Earnings Multiple...............................   14.0x

  Allied Domecq is an international spirits company with several leading brands, including Ballantine's and Canadian Club whiskies, Beefeater gin, Tia Maria and Kahlua. It also is a liquor retailer through its pub chains and off-licenses and owns the worldwide franchises to Dunkin' Donuts and Baskin-Robbins ice cream parlors. We expect earnings to make steady progress as the management maximizes the profitability of its brand portfolio. Allied Domecq has recently acquired total control of Cantrell and Cochrane after buying Diageo's stake and may float the company on the Irish Stock Exchange.

  JOHN MENZIES

     Market Price as of 06/30/98.................................    535p
     Prospective Earnings per share (to April 1999)..............   44.3p
     Prospective Earnings Multiple...............................   12.1x

  John Menzies is a major wholesaler of books, newspapers, magazines, home entertainment products and office supplies. Its electronic games subsidiary, THE Games, acts as the UK distributor for Nintendo. It has recently sold its book and magazine retailing business to its rival W.H. Smith and is developing a high growth business in airport cargo logistics. We expect the current revival in its share price to continue, reflecting the company's strong growth potential and new emphasis on distribution and support services.

  BARR (AG)

     Market Price as of 06/30/98.................................    509p
     Prospective Earnings per share (to January 1999)............   42.7p
     Prospective Earnings Multiple...............................   11.9x

  Barr (AG) is a manufacturer of branded soft drinks based in Scotland. The results for last year were extremely positive following its investment in modern manufacturing facilities in Cumbernauld. Profits are likely to be lower this year because of poor summer weather and the absence of other beneficial factors. Nevertheless, earnings are expected to show growth over the medium term.

  GENERAL ELECTRIC CO.

     Market Price as of 06/30/98.................................    517p
     Prospective Earnings per share (to March 1999)..............   26.7p
     Prospective Earnings Multiple...............................   19.4x

  General Electric Co. ("GEC") is the UK's leading electronics and electrical systems company. GEC-Marconi is a leading European defense electronics subsidiary which is expected to grow further through acquisitions in the US and Continental Europe having recently acquired Tracor. Its power systems subsidiary, GEC Alsthom, has just been floated on the French stock exchange and the 40% of GPT owned by Siemens has been acquired giving GEC total ownership of this telecommunications equipment business. Further corporate activity is anticipated, which should assist the continued re-rating of its shares.

  FINLAY (JAMES)

     Market Price as of 06/30/98.................................    113p
     Prospective Earnings per share (to December 1998)...........   12.6p
     Prospective Earnings Multiple...............................    9.0x

  Finlay (James) is a major tea producer owning tea estates in Kenya and Bangladesh. It also has a stake in a Ugandan tea estate and has purchased a group of estates which it previously had managed on behalf of the Sri Lankan government. Finlay (James) also produces special teas, including instant tea and packaged tea on an exclusive basis for Sainsbury (J), plc, one of Britain's major supermarket chains. It has recently disposed of its non-core confectionery business. Finlay (James) has benefited from higher tea prices and is expected to show further profit growth over the next few years.

----------------------------------------------------
THE UNITED KINGDOM FUND INC.
STATEMENT OF INVESTMENTS
JUNE 30, 1998 (UNAUDITED)

--------------------------------------------------------------------------
 SHARES                       DESCRIPTION                         VALUE
--------------------------------------------------------------------------
INVESTMENTS IN UNITED KINGDOM SECURITIES--
           97.1% OF NET ASSETS
           COMMON STOCKS--97.1%
           ALCOHOLIC BEVERAGES--3.8%
  250,000  Allied Domecq plc Ord 25p.........................  $ 2,348,414
  462,299  Merrydown plc Ord 25p.............................      320,109
                                                               -----------
                                                                 2,668,523
                                                               -----------
           BANKING--16.3%
   95,000  Abbey National plc Ord 10p........................    1,688,105
  150,000  Barclays plc Ord 100p.............................    4,324,752
  200,000  National Westminster Bank plc Ord 100p............    3,573,927
  100,000  Royal Bank of Scotland Group plc Ord 25p..........    1,735,240
                                                               -----------
                                                                11,322,024
                                                               -----------
           BUILDING MATERIALS & MERCHANTS--5.3%
  285,000  Johnston Group plc Ord 10p........................    1,509,784
  550,000  Norcros plc Ord 25p...............................      651,549
  530,000  Universal Ceramic Materials plc Ord 5p............      897,570
  344,370  Vibroplant plc Ord 5p.............................      497,013
                                                               -----------
                                                                 3,555,916
                                                               -----------
           CHEMICALS--2.1%
   35,000  Wolstenholme Rink plc Ord 25p.....................      360,605
  337,500  Yorkshire Group plc Ord 25p.......................    1,120,606
                                                               -----------
                                                                 1,481,211
                                                               -----------
           DIVERSIFIED INDUSTRIALS--4.2%
  350,000  Vickers plc Ord 50p...............................    1,284,745
  200,000  Wardle Storeys plc Ord 10p........................    1,658,489
                                                               -----------
                                                                 2,943,234
                                                               -----------
           ELECTRICITY--2.5%
  255,000  National Grid Group plc Ord 10p...................    1,718,889
                                                               -----------
           ELECTRONICS & ELECTRICAL EQUIPMENT--6.5%
1,000,000  Alphameric plc Ord 2.5p*..........................      700,770
  315,000  Beales Hunter plc Ord 20p.........................      428,346
  345,000  CML Microsystems plc Ord 5p.......................      923,890
  240,000  General Electric Co. plc Ord 5p...................    2,068,273
  100,000  Roxboro Group plc Ord 1p..........................      403,777
                                                               -----------
                                                                 4,525,056
                                                               -----------
           ENGINEERING-GENERAL--1.6%
  331,186  Ash & Lacy plc Ord 5p.............................      878,608
2,000,000  Beauford plc Ord 10p..............................      266,960
                                                               -----------
                                                                 1,145,568
                                                               -----------
           ENGINEERING-VEHICLES--1.2%
  218,000  LucasVarity plc Ord 25p...........................      865,685
                                                               -----------
           FOOD PRODUCERS--7.9%
  450,000  Alpha Airports Group plc Ord 10p..................      713,284
  260,000  Barr (AG) plc Ord 25p.............................    2,205,924
  200,000  CPL Aromas plc Ord 10p............................      403,777
1,000,000  Finlay (James) plc Ord 25p........................    1,885,405
  150,000  Paramount Foods plc Ord 10p.......................      304,084
                                                               -----------
                                                                 5,512,474
                                                               -----------
           HEALTH CARE--1.7%
   95,820  Seton Scholl Healthcare Group plc Ord 5p..........    1,203,064
                                                               -----------

--------------------------------------------------------------------------
 SHARES                       DESCRIPTION                         VALUE
--------------------------------------------------------------------------
           LEISURE & HOTELS--1.4%
  275,000  MacDonald Hotels plc Ord 5p.......................  $   968,147
                                                               -----------
           OIL & GAS--11.3%
  176,470  BG plc Ord 25p....................................    1,020,235
  226,974  British Petroleum plc Ord 25p.....................    3,309,891
  200,000  Centrica plc Ord 5p*..............................      337,037
  450,000  Shell Transport & Trading plc Ord 25p (Regd.).....    3,168,482
                                                               -----------
                                                                 7,835,645
                                                               -----------
           PHARMACEUTICALS--10.2%
  150,000  Glaxo Wellcome plc Ord 25p........................    4,502,447
   75,000  SmithKline Beecham plc Ord 6.5p...................      912,878
   40,000  Zeneca Group plc Ord 25p..........................    1,716,553
                                                               -----------
                                                                 7,131,878
                                                               -----------
           RETAILERS-GENERAL--4.1%
  106,250  Courts plc Ord 25p................................      642,633
  250,000  John Menzies plc Ord 25p..........................    2,231,619
                                                               -----------
                                                                 2,874,252
                                                               -----------
           TELECOMMUNICATIONS--2.7%
  150,000  British Telecommunications plc Ord 25p............    1,852,035
                                                               -----------
           TEXTILES & APPAREL--2.9%
  350,000  French plc Ord 10p................................      207,311
  165,000  Shiloh plc Ord 25p................................      271,173
1,550,000  Sirdar plc Ord 25p................................    1,525,843
                                                               -----------
                                                                 2,004,327
                                                               -----------
           TOBACCO--2.5%
  175,000  BAT Industries plc Ord 25p........................    1,751,925
                                                               -----------
           TRANSPORT--2.3%
  150,000  British Airways plc Ord 25p.......................    1,623,032
                                                               -----------
           WATER--6.6%
  100,000  Anglian Water plc Ord 100p........................    1,407,380
  100,000  South West Water plc Ord 100p.....................    1,661,826
  200,000  Wessex Water plc Ord 60p..........................    1,520,003
                                                               -----------
                                                                 4,589,209
                                                               -----------
           TOTAL COMMON STOCKS
             (cost $45,993,108)..............................   67,572,094
                                                               -----------
UNITED STATES SHORT-TERM INVESTMENT--
           0.1% OF NET ASSETS
   88,116  Federated Investors, Trust for Short-Term US
             Government Securities+--(cost $88,116)..........       88,116
                                                               -----------
           Total Investments (cost $46,081,224)--97.2%.......   67,660,210
                                                               -----------
           Cash and other assets in excess of
             liabilities--2.8%...............................    1,953,344
                                                               -----------
           NET ASSETS--100.0%................................  $69,613,554
                                                               -----------
                                                               -----------
           NUMBER OF SHARES ISSUED AND OUTSTANDING...........    4,011,655
                                                               -----------
                                                               -----------
           NET ASSET VALUE PER SHARE.........................       $17.35
                                                               -----------
                                                               -----------

------------------
* Non-income producing security.
+ Money market fund.

                -----------------------------------------------
THE UNITED KINGDOM FUND INC.

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
                -----------------------------------------------

  On February 25, 1998, a special meeting of shareholders of the Fund was held and the following matters were voted upon:

  (1) To approve a new investment management agreement between the Fund and Mercury Asset Management International Channel Islands Ltd., the Fund's investment manager.

               VOTES
VOTES FOR     AGAINST     VOTES WITHHELD   NON-VOTES
----------  ------------  ---------------  ----------
2,098,970       519,776         13,091      1,379,818

  (2) To approve a new investment advisory agreement between Mercury Asset Management International Channel Islands Ltd., and Mercury Asset Management International Ltd., the Fund's investment adviser.

               VOTES
VOTES FOR     AGAINST     VOTES WITHHELD   NON-VOTES
----------  ------------  ---------------  ----------
2,094,610       522,076         15,151      1,379,818

-----------------------------------------------
THE UNITED KINGDOM FUND INC.

AMENDED DIVIDEND REINVESTMENT
AND CASH PURCHASE PLAN
TERMS AND CONDITIONS
-----------------------------------------------

  1. Each shareholder of The United Kingdom Fund Inc. (the "Fund") will have all distributions automatically reinvested by The Bank of New York (the "Plan Agent"), in Fund shares pursuant to the Fund's Amended Dividend Reinvestment and Cash Purchase Plan. Shareholders who do not wish to participate in the Plan may elect to receive all distributions in cash paid by check in US dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent.

  2. The Plan Agent serves as agent for the shareholders in administering the Plan. If the directors of the Fund declare a dividend, participants in the Plan will receive the equivalent in stock in the Fund valued at the lower of market price or net asset value as determined on the record date for that dividend. Whenever the market price is equal to or exceeds net asset value at the time shares are valued for the purpose of determining the number of shares equivalent to the cash dividend or distribution, participants will be issued shares of the Fund at a price equal to the greater of net asset value or an amount equal to 95% of the then current market price of the Fund's shares. The Fund will not issue shares under the Plan below net asset value. If net asset value exceeds the market price of Fund shares at such time, or if the Fund should declare a dividend or other distribution payable only in cash (i.e., if the Board of Directors should preclude reinvestment at net asset value), the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

  3. Participants have the option of making additional cash payments to the Plan Agent, quarterly, in any amount from US $100 to US $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants to purchase Fund shares in the open market on or about March 15, June 15, September 15 and December 15 of each year. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before March 15, June 15, September 15 or December 15, as the case may be. Optional cash payments must be made in US dollars. Optional cash payments drawn on a non-US bank will be subject to collection fees and must be collected by the foregoing quarterly dates to be invested. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before the payment is to be invested.

  4. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

  5. In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are to participate in the Plan. Shareholders whose shares are held in the name of a broker or nominee should consult with the broker or nominee to determine whether they should participate in the Plan or how they may withdraw from the Plan.

  6. There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. The Plan Agent may use its wholly-owned subsidiary, BNY Brokerage Inc., for trading activity relating to the Plan, on behalf of Plan participants.

  7. With respect to purchases for voluntary cash payments, the Plan Agent will charge US $2.00 for each purchase for a participant, plus a pro rata share of the brokerage commission. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for these transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

  8. The automatic reinvestment of dividends and distributions will not relieve participants of any US income tax that may be payable on such dividends or distributions.

  9. Participants in the Plan may effect "book-to-book" transfers, which involve transferring shares from an existing participant account in the Plan to a new participant account, by contacting the Plan Agent.

  10. Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to members of the Plan. All correspondence concerning the Plan should be directed to the Plan Agent, the Bank of New York, at P.O. Box 11002, Church Street Station, New York, New York, 10249.

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DIRECTORS AND OFFICERS

     ANTHONY M. SOLOMON, Chairman of the Board and Director
     GEORGE F. BENNETT, Director
     LIVIO BORGHESE, Director
*    SIR ARTHUR BRYAN, Director
     PETER STORMONTH DARLING, Director
     LEON LEVY, Director
*    J. MURRAY LOGAN, Director
*    JAMES S. MARTIN, Director
     J. LOUGHLIN CALLAHAN, President and Treasurer
     STEVEN W. GOLANN, Vice President, Assistant Treasurer
     RITA J. KLEINMAN, Secretary
     THADDEA M. MAGUIRE, Assistant Secretary
     AMANDA J. MARSH, Assistant Secretary

* Member of the Audit Committee

----------------------------------------------------

EXECUTIVE OFFICES--
245 Park Avenue
15th Floor
New York, New York 10167
(For latest net asset value, market data, shareholder inquiries and requests for Fund reports, please call 1-212-272-2323.)

INVESTMENT MANAGER--
Mercury Asset Management International
Channel Islands Ltd.
Forum House, Grenville Street
St Helier, Jersey JE4 8RL
Channel Islands

INVESTMENT ADVISER--
Mercury Asset Management International Ltd.
33 King William Street
London EC4R 9AS
England

ADMINISTRATOR--
Bear Stearns Funds Management Inc.
245 Park Avenue
New York, New York 10167

CUSTODIAN--
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

TRANSFER AGENT AND REGISTRAR--
The Bank of New York
Shareholder Relations Department-11E
P.O. Box 11258
Church Street Station
New York, New York 10286

LEGAL COUNSEL--
Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017

INDEPENDENT AUDITORS--
Ernst & Young LLP
787 Seventh Avenue
New York, New York 10019

                             ADDITIONAL INFORMATION

 This report is transmitted to the shareholders of The United Kingdom Fund Inc. for their information. The Statement of Investments included herein are taken from the records of the Fund without audit by the Fund's independent auditors who do not express an opinion thereon. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

 Comparisons between changes in the Fund's net asset value per share and changes in the FTSE All-Share Index should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the US dollar/pound sterling exchange rate.

                  -------------------------------------------
                         SUMMARY OF GENERAL INFORMATION
                    ---------------------------------------

THE FUND
  The United Kingdom Fund Inc. is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in United Kingdom equities. The Fund is managed by Mercury Asset Management International Channel Islands Ltd., relying on investment advice from Mercury Asset Management International Ltd. (Regulated by IMRO).

SHAREHOLDER INFORMATION
  Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions section of newspapers under the designation "Utd KingFd" or "UKing". The Fund's New York Stock Exchange trading symbol is UKM. Weekly comparative net asset value (NAV) and market price information about the Fund shares are published each Monday in THE WALL STREET JOURNAL, THE NEW YORK TIMES, and BARRON'S as well as other newspapers in a table called "Closed End Funds," and are also available on REUTERS under the designation "MAMINDEX".

  Shareholders interested in receiving the quarterly newsletter entitled "Closed End Fund Focus" should call 1-212-888-6941 and request to be placed on the mailing list or send a request by mail to the Fund's address.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN--SUMMARY
  A Dividend Reinvestment and Cash Purchase Plan is available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund's common stock and the opportunity to purchase additional shares of the Fund on a quarterly basis. Information describing the Plan is available from the Plan Agent, The Bank of New York, by calling: 1-800-432-8224.

  All shareholders are automatically enrolled in the Dividend Reinvestment Plan unless they have elected to receive distributions in cash. Therefore, if you wish to participate and your shares are held in your own name, no action is required on your part. If you have previously elected to receive distributions in cash and now wish to participate in the Plan, please call the Plan Agent at the number above. If your shares are held in the name of a brokerage firm, bank or other nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate on your behalf, you should request it to register your shares in your own name which will enable you to participate in the Plan.

                                     [LOGO]

                          THE UNITED KINGDOM FUND INC.

                                QUARTERLY REPORT

                                 JUNE 30, 1998